UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2022

DIGITAL ALLY, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-33899	20-0064269
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

14001 Marshall Drive, Lenexa, KS 66215

(Address of Principal Executive Offices) (Zip Code)

(913) 814-7774

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.001 par value	DGLY	The Nasdaq Capital Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Effective January 5, 2023, the compensation committee (the “Compensation Committee”) of the board of directors (the “Board”) of Digital Ally, Inc. (the “Company”) set the annual base salaries of Stanton E. Ross, President Officer and Chief Executive Officer, Peng Han, Chief Operating Officer and, and Thomas J. Heckman, Chief Financial Officer, Treasurer and Secretary, at $250,000, $250,000 and $120,000, respectively for 2023.

The Compensation Committee determined that Stanton E. Ross will be eligible for bonuses of up to a total of $250,000 in 2023 and Peng Han will be eligible for bonuses of up to a total of $125,000 in 2023. The Compensation Committee will review each executive officer’s performance on a periodic basis during 2023 and determine what, if any, portion of the bonus he has earned and will be paid as of such point.

The Compensation Committee awarded Stanton E. Ross 400,000 shares of restricted common stock that will vest one half on January 3, 2024 and one half on January 3, 2025 provided that he remains an officer on such dates. Peng Han was awarded 100,000 shares of restricted common stock, 20,000 shares of which will vest on each of January 3, 2024, January 3, 2025, January 3, 2026, January 3, 2027 and January 3, 2028 provided that he remains an officer on such dates.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 8, 2022, 2022, the Company filed a Certificate of Amendment to its Articles of Incorporation (“Articles”) with the Secretary of State of the State of Nevada to increase the number of authorized shares of its capital stock that the Company may issue from 110,000,000 shares to 210,000,000 shares, of which 200,000,000 shares shall be classified as common stock, par value $0.001 per share (the “Charter Amendment”).

As disclosed in Item 5.03 of this Current Report on Form 8-K (this “Form 8-K”), the Charter Amendment was approved by the Company’s stockholders at the Company’s 2022 annual meeting of stockholders held on December 7, 2022 (the “Annual Meeting”). The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Form 8-K and incorporated in this Item 5.03 by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Set forth below are each of the six proposals that were voted on at the Annual Meeting and the stockholder votes on each such proposal, as certified by the inspector of elections for the Annual Meeting. These proposals are described in further detail in the Definitive Proxy Statement on Schedule 14A that the Company filed with the U.S. Securities and Exchange Commission on October 28, 2022.

Proposal One: Election of Four Directors of the Company.

Name	Votes For	Votes Withheld	Broker Non-Votes
Stanton E. Ross	8,298,473	4,813,221	16,416,630
Leroy C. Richie	5,743,099	7,368,595	16,416,630
Daniel F. Hutchins	7,332,494	5,779,200	16,416,630
Michael J. Caulfield	7,206,237	5,905,457	16,416,630

All nominees were duly elected.

Proposal Two: Approval of the 2022 Digital Ally, Inc. Stock Option and Restricted Stock Plan (the “Plan”).

Votes For	Votes Against	Abstain	Broker Non-Votes
6,269,721	5,625,906	1,216,067	16,416,630

The Plan was approved.

Proposal Three: Approval of an amendment to the Articles to increase the number of authorized shares of capital stock that the Company may issue from 110,000,000 to 210,000,000, of which 200,000,000 shares shall be classified as Common Stock.

Votes For	Votes Against	Abstain
221,823,939	71,567,024	137,361

The amendment to the Articles to increase the number of authorized shares of capital stock that the Company may issue from 110,000,000 to 210,000,000, of which 200,000,000 shares shall be classified as Common Stock, was approved.

Proposal Four: Approval to authorize the Board, in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to the Articles, to effect a reverse stock split of the issued and outstanding Common Stock at a ratio to be determined by the Board, ranging from one-for-five to one-for-twenty, with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, but no later than December 31, 2023, when the authority granted in this proposal to implement such reverse stock split would terminate.

Votes For	Votes Against	Abstain
241,874,294	51,517,276	136,754

The stockholders approved the proposal to authorize the Board, in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to the Articles, to effect a reverse stock split of the issued and outstanding Common Stock at a ratio to be determined by the Board, ranging from one-for-five to one-for-twenty, with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, but no later than December 31, 2023, when the authority granted in this proposal to implement such reverse stock split would terminate.

Proposal Five: Approval, on an advisory, non-binding basis, of the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion in the Proxy Statement.

Votes For	Votes Against	Abstain	Broker Non-Votes
5,204,762	6,647,282	1,259,649	16,416,631

The stockholders did not approve, by a non-binding advisory vote and by the affirmative vote of the holders of a majority of the votes cast, in accordance with the Company’s bylaws, the compensation paid to the Company’s named executive officers. The Compensation Committee will carefully consider the outcome of such vote when considering future executive compensation arrangements.

Proposal Six: Ratification of the appointment of RBSM LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

Votes For	Votes Against	Abstain
23,707,430	4,441,702	1,379,192

The appointment of RBSM LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2022 was ratified.

Item 8.01	Other Events

On December 8, 2022, the Company issued a press release announcing its intention to separate into two focused, independent publicly traded companies. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Amendment to Digital Ally, Inc.’s Articles of Incorporation, filed with the Secretary of State of the State of Nevada on December 8, 2022.

99.1	Press Release, dated December 8, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2022

Digital Ally, Inc.

By:	/s/ Stanton E. Ross
Name:	Stanton E. Ross
Title:	Chairman, President and Chief Executive Officer